Exhibit 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Voyager One, Inc. (the "Company") on Form 10-QSB for the for the nine months ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John Lichter, Chief Executive Officer of the Company and Sebastien C, DuFort, Acting Chief Financial Officer of the Company up to 9/1/06, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                               By /s/ John Lichter
                                  --------------------------------------------
                                  John Lichter, Chief Executive Officer
                                  Date: 11/16/06


                               By /s/ Sebastien C. DuFort
                                  --------------------------------------------
                                  Sebastien C. DuFort
                                    President
                                  Acting Chief Financial Officer up to 9/1/06
                                  Date: 11/16/06